Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

3rd Quarter 2008

October 31, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

•         Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

•         Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

•         Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

•         Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

•         Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

•         Any inability to balance successfully our energy obligations, available supply and trading risks.

•         Any deterioration in our credit quality.

•         Availability of capital and credit markets at reasonable pricing terms and ability to meet cash needs.

•         Any inability to realize anticipated tax benefits or retain tax credits.

•         Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

•         Delays or cost escalations in our construction and development activities.

•         Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

•         Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG
2008 Q3 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

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PSEG – Q3 2008 Highlights

Solid earnings performance:

Maintaining 2008 guidance of $2.80 - $3.05 per share

Supporting lower half of 2009 earnings of $3.05 - $3.35 per share

Strong operating performance maintained

PSE&G honored as America’s Most Reliable Electric Utility

PSEG Power — Nuclear capacity factor at 93% YTD September 30

                — Nuclear uprates yield 173MW of new capacity

Supportive regulatory environment

NJ releases Energy Master Plan

Transmission rate order effective October 1, 2008

FERC endorses Reliability Pricing Model

RGGI auction in September 2008 – price for carbon at $3.07/ton

Strong balance sheet

Received approximately $600 million on sale of SAESA

$ 3.35 billion of available liquidity; capital needs funded from internal cash

Responding to challenging credit markets

Q3 2008 Earnings Summary

      16

    180

Discontinued Operations

$ 0.97

$  0.94

EPS from Operating Earnings

    506

    656

Net Income

    490

    476

Income from Continuing Operations

        (7)

—

Reconciling Items

$  497

$  476

Operating Earnings

2007

2008

               $ millions (except EPS)

Quarter ended September 30,

YTD Earnings Summary

          (7)

     (491)

Reconciling Items

          4

     208

Discontinued Operations, net of tax

$ 2.19

$ 2.43

EPS from Operating Earnings

   1,110

     954

Net Income

   1,106

     746

Income from Continuing Operations

$ 1,113

$ 1,237

Operating Earnings

2007

2008

               $ millions (except EPS)

Nine months ended September 30,

2007 Operating Earnings*

2008 Guidance

$2.71

$2.80 - $3.05

On Track to Meet 2008 Earnings Guidance

* As reported. Excludes Loss on Sale of Chilquinta and Luz Del Sur ($0.05), Write-down of Turboven ($0.01), Premium on Bond Redemption ($0.06), and Income from Discontinued Operations ($0.03)

7

$2.71

$2.80 - $3.05

On Track to Meet 2008 Earnings Guidance

* As reported. Excludes Loss on Sale of Chilquinta and Luz Del Sur ($0.05), Write-down of Turboven ($0.01), Premium on Bond Redemption ($0.06), and Income from Discontinued Operations ($0.03)

2008 Guidance

2009 Guidance

$2.80 - $3.05

$3.05 - $3.35

Fundamentals Continue to Support Growth in 2009 …

… But, Financial Market Stress May Limit Growth to Lower Half
of Forecast Range.

PSEG
2008 Q3 Operating Company Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer

Q3 Operating Earnings by Subsidiary

$    497

(10)

  63

  106

$   338

2007

$   476

    (5)

   56

    97

$   328

2008

Operating Earnings

Earnings per Share

  (0.02)

  (0.01)

Enterprise

$   0.97

$   0.94

Operating Earnings

  0.12

  0.11

PSEG Energy Holdings

  0.21

  0.19

PSE&G

$   0.66

$   0.65

PSEG Power

2007

2008

         $ millions (except EPS)

Quarter ended September 30,

YTD Operating Earnings by Subsidiary

$ 1,113

(43)

  113

299

$   744

2007

$   1,237

    (14)

  124

284

$   843

2008

Operating Earnings

Earnings per Share

(0.08)

(0.03)

Enterprise

$   2.19

$   2.43

Operating Earnings

  0.22

  0.24

PSEG Energy Holdings

  0.59

  0.56

PSE&G

$   1.46

$   1.66

PSEG Power

2007

2008

          $ millions (except EPS)

Nine months ended September 30,

PSEG Power
2008 Q3 Review

PSEG Power – Q3 2008 EPS Summary

$ 253

$ 1,580

$ 1,833

Operating Revenues

($ 0.01)

$   0.66

$    0.65

EPS from Operating Earnings

     (11)

      339

       328

Net Income

       (1)

        1

—

Discontinued Operations

     (10)

      338

      328

Income from Continuing Operations

    (10)

      338

      328

Operating Earnings

Variance

Q3 2007

Q3 2008

               $ millions (except EPS)

$.66

.12

(.05)

(.06)

(.02)

$.65

0.00

0.50

1.00

Recontracting
and strong
markets

PSEG Power EPS Reconciliation – Q3 2008 versus Q3 2007

Q3 2008
operating
earnings*

Q3 2007
operating
earnings*

MTM

Depreciation, NDT &
Other

O&M

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Power – Generation Measures

7,409

7,628

3,824

3,730

4,048

4,144

0

5,000

10,000

15,000

20,000

2007

2008

Quarter ended September 30,

Total Nuclear

Total Coal*

Total Oil &
Natural Gas

* Includes figures for Pumped Storage

PSEG Power – Generation (GWh)

15,281

15,502

21,823

21,924

9,947

10,276

9,037

10,571

0

15,000

30,000

45,000

2007

2008

Nine months ended September 30,

40,807

42,771

$40

$60

2007

2008

Strong Pricing Supports Margin Improvement

$40

$60

2007

2008

PSEG Power Gross Margin* ($/MWh)

$56

$58

Quarter ended September 30,

Nine months ended September 30,

$50

$55

* Includes MTM

PSEG Power – Q3 Operating Highlights

Output increased 1.5%.

For the quarter, nuclear fleet capacity factor improved to 94.6%; YTD capacity factor of
93.1% ahead of expectations.

Combined cycle fleet operated at capacity factors in excess of 50%.

Maintenance programs at NJ coal fleet limited capacity factor to 72%.

Power uprates at Hope Creek of 150MW; Salem No. 2 of 23MW.

Operations

Regulatory and Market Environment

Financial

RPM auction upheld by FERC in September; PJM evaluating ways to improve auction.

Clean Air Interstate Rule (CAIR) – US Court of Appeals for District of Columbia Circuit
requesting briefing on whether any party is seeking repeal and/or whether the Court should stay its mandate to vacate.

RGGI auction in September; carbon prices set at $3.07/ton.

$1.7 billion of available liquidity on its lines of credit as of September 30; access to additional PSEG credit of $1.1 billion.

Power wins bid to build 130MW of peaking capacity for June 2012 in-service at cost of
$130-$140 million.

Value of NDT fund affected by market volatility.

PSE&G
2008 Q3 Review

PSE&G – Q3 2008 Earnings Summary

($ 0.02)

  $ 0.21

$ 0.19

EPS from Operating Earnings

     (9)

        106

       97

Income from Continuing Operations/
Net Income

     (9)

        106

       97

Operating Earnings

$ 168

$ 2,106

$ 2,274

Operating Revenues

Variance

Q3 2007

Q3 2008

               $ millions (except EPS)

$.21

(.01)

(.01)

$.19

0.00

0.05

0.10

0.15

0.20

0.25

PSE&G EPS Reconciliation – Q3 2008  versus Q3 2007

Q3 2008
operating
earnings*

Q3 2007
operating
earnings*

Electric Margin

Depreciation, Interest
& O&M

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

PSE&G – Q3 Operating Highlights

FERC approved request for cost of service formula rates for existing and future transmission investments effective October 1, 2008.

NJ BPU approved 14.2% increase in base prices for gas commodity supply.

NJ released its Energy Master Plan calling for a 20% reduction in peak demand by 2020, a 20% reduction in energy consumption by 2020 and 30% supply from renewable resources by 2020.

Turmoil in financial markets affecting outlook for electric sales growth.

Capital to be invested in areas with regulatory support.

$447 million of available liquidity on its lines of credit as of September 30.

Operations

Regulatory and Market Environment

Financial

PSE&G, for the third time in four years, has been named America’s most reliable electric utility and the most reliable Mid-Atlantic utility for the seventh year.

O&M growth remains below inflation.

Accounts receivable balance and aging stable as a result of customer outreach programs.

PSEG Energy Holdings
2008 Q3 Review

PSEG Energy Holdings – Q3 2008 Earnings Summary

    7

(7)

     -

Reconciling Items

    -

     56

     56

Income from Continuing Operations

($0.01)

$ 0.12

$  0.11

EPS from Operating Earnings

   165

      71

     236

Net Income

     165

15

       180

Discontinued Operations

   ($ 7)

$   63

   $   56

Operating Earnings

Variance

Q3 2007

Q3 2008

               $ millions (except EPS)

(.01)

(.02)

$.11

(.01)

(.02)

.02

.05

$.12

(.01)

(.01)

0.00

0.05

0.10

0.15

0.20

PSEG Energy Holdings EPS Reconciliation – Q3 2008 versus
Q3 2007

Q3 2008
operating
earnings*

Q3 2007
operating
earnings*

Effective Tax
Rate

Earnings
on
Chilquinta/
LDS

Texas -
Operations  .01
MTM  .04

Interest
Expense

GLOBAL

RESOURCES

Interest
Expense

Effective Tax
Rate

Lease
Income

Other

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Energy Holdings – Q3 Operating Highlights

PSEG Global exploring options for its remaining international investments.

The Emergency Economic Stabilization Act of 2008 supports development of renewables with extension of tax credits for solar and other renewable energy sources.

Garden State Offshore Energy, a joint venture of PSEG Renewable Generation and Deepwater Wind, was chosen by NJ BPU to explore the development of a 350MW offshore wind farm.

SAESA sale – received approximately $600 million after Chilean and US taxes.

Additional $80 million tax deposit made with the IRS in September 2008 to defray interest costs on disputed payments.

$115 million of available liquidity on its lines of credit as of September 30.

Operations

Regulatory and Market Environment

Financial

Texas – 2,000 MW gas-fired combined cycle capacity

1,000MW Guadalupe facility benefited from normal weather, increased dispatch and spark spreads.

1,000MW Odessa facility Q3 dispatch flat to last year with increased spark spreads.

PSEG

Maintaining 2008 Operating Earnings Guidance

$2.80 - $3.05

$1,420 - $1,560

(15) - (10)

75 - 90

350 - 370

$1,010 - $1,110

Current

$2.80 - $3.05

$1,420 - $1,560

(15) - (10)

45 - 60

350 - 370

$1,040 - $1,140

Prior

Enterprise

Earnings per Share

Operating Earnings

PSEG Energy Holdings

PSE&G

PSEG Power

$ millions (except EPS)

Liquidity – Sufficient to Meet Capital Requirements

PSEG has $3.35 billion of available liquidity as of September 30 to meet capital needs. During 2008, PSEG, PSEG Power and
PSE&G added capacity of $147 million, $225 million and $28
million, respectively, to their lines of credit.

Capital expenditure forecast for 2009 reduced by $275 - $325 million from prior levels.

PSEG, as of September 30, 2008, had $658 million of remaining authorization under its $750 million common stock repurchase program. The program was authorized in July 2008 to be
executed over an 18-month period.

Expiration

Total

Primary

Usage at

Available

Company

Facility

Date

Facility

Purpose

9/30/2008

9/30/2008

PSEG

5-year Credit Facility

Dec-12

$1,000

1

CP Support/Funding/LCs

$0

$1,000

Bilateral Credit Facility

Jun-09

$100

CP Support/Funding

$0

$100

Uncommitted Bilateral

Agreement

N/A

N/A

Funding

0

N/A

Power

5-Year Credit Facility

Dec-12

1,600

2

Funding/LCs

225

1,375

Bilateral Credit Facility

Jun-09

100

Funding/LCs

0

100

Bilateral Credit Facility

Mar-09

150

Funding/LCs

59

91

Bilateral Credit Facility

Sep-09

50

Funding

0

50

Bilateral Credit Facility

Mar-10

100

Funding/LCs

25

75

PSE&G

5-year Credit Facility

Jun-12

600

3

CP Support/Funding/LCs

153

447

Uncommitted Bilateral

N/A

N/A

Funding

28

N/A

Energy

5-year Credit Facility

Jun-10

136

Funding/LCs

21

115

Holdings

Total

$3,836

$3,353

1

PSEG Facility reduces by $47 million in 2012

2

Power Facility reduces by $75 million in 2012

3

PSE&G Facility reduces by $28 million in 2012

($ millions)

PSEG Liquidity as of September 30, 2008

$.97

(.01)

(.02)

(.01)

.01

$.94

0.00

0.50

1.00

PSEG EPS Reconciliation – Q3 2007 versus Q3 2008

Q3 2008
operating
earnings*

Q3 2007
operating
earnings*

Interest

Recontracting
and strong
markets .12

MTM (.05)

O&M  (.06)

Depreciation,
interest & NDT
(.02)

PSEG Power

Electric Margin
(.01)

Depreciation,
interest and
O&M (.01)

PSE&G

PSEG Energy
Holdings

Enterprise

Global:

Texas – MTM .04
Operations  .01

Interest expense .02

Chilquinta/LDS (.02)

Effective tax rate
(.01)

Resources:

Effective tax rate
(.02)

Lease income (.01)

Interest Expense
(.01)

Other (.01)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

$2.19

.20

(.03)

.02

.05

$2.43

1.00

1.50

2.00

2.50

PSEG EPS Reconciliation – YTD 2007 versus YTD 2008

Nine months
ended 9/30/2008
operating
earnings*

Nine months
ended 9/30/2007
operating
earnings*

Interest

Recontracting and
strong markets .36

MTM .03

Depreciation,
interest & NDT (.09)

O&M  (.10)

PSEG Power

Effective tax rate .06

Weather – Gas  (.02)

O&M (.02)

Gas  (.01)

Transmission (.01)

Electric  (.01)

Depreciation &
Other (.02)

PSE&G

PSEG Energy
Holdings

Enterprise

Global:

Texas – MTM .02
Operations  .07

Interest expense .07

Effective tax rate  .02

Chilquinta/LDS (.08)

Other (.02)

Gain on 2007 sale of
Tracy  (.01)

2007 settlement &
Other  (.01)

Resources:

Effective tax rate .01

Lease income (.02)

Other  (.02)

Interest Expense
(.01)

* See page 32 for Items excluded from Net Income to reconcile to Operating Earnings

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments

2008

2007

2008

2007

Earnings Impact (in Millions)

Lease Transaction Reserves, net of tax

-

$

-

$

(490)

$

-

$

Loss from write-down of Turboven, net of tax

-

(7)

-

(7)

Premium on Bond Redemption, net of tax

-

-

(1)

-

Total Pro-forma to Operating Earnings

-

$

(7)

$

(491)

$

(7)

$

Fully Diluted Average Shares Outstanding (in Millions)

508

509

509

508

Per Share Impact (Diluted)

Lease Transaction Reserves, net of tax

-

$

-

$

(0.96)

$

-

$

Loss from write-down of Turboven, net of tax

-

(0.01)

-

(0.01)

Premium on Bond Redemption, net of tax

-

-

-

-

Total Pro-forma to Operating Earnings

-

$

(0.01)

$

(0.96)

$

(0.01)

$

September 30,

September 30,

For the Quarters Ended

For the Nine Months Ended